                                                                    EXHIBIT 10.8

                                                                  Execution Copy

                                  AMENDMENT TO
                          SECURITIES PURCHASE AGREEMENT

                  This Amendment to Securities Purchase Agreement (this "Amendment") is dated as of January 19, 2005, among Power 3 Medical Products, Inc., a New York corporation (the "Company") and each purchaser identified on the signature pages attached hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers").

                  WHEREAS, the Company and the Purchasers entered into that certain Securities Purchase Agreement dated as of October 28, 2004 (the "Securities Purchase Agreement") providing for the purchase and sale of the securities more specifically described therein; and

                  WHEREAS, the Company and certain of the Purchasers have agreed to amend provisions of the Securities Purchase Agreement pertaining to the timing of their purchase of additional Debentures and the Company has agreed to amend provisions of the Securities Purchase Agreement regarding the number of Warrants issuable to such Purchasers; and

                  WHEREAS, pursuant to Section 5.5 of the Securities Purchase Agreement, the Company and each of the Purchasers are entering into this Amendment to set forth the terms and conditions of, and acknowledge their consent and agreement to, the following amendments to the Securities Purchase Agreement.

                  NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Company and the Purchasers hereby agree as follows:

         Section 1. Definitions. Except as otherwise amended or defined in this Amendment, all terms used herein with their initial letter capitalized shall have the meaning given to such terms in the Securities Purchase Agreement.

         Section 2. Amendments to Securities Purchase Agreement. The Securities Purchase Agreement shall be amended effective as of the date hereof in the manner provided in this Section 2.

                  2.1 Amended Definitions.

                           (a) The definition of "Closing Date" shall be and it is hereby amended and restated in its entirety to read as follows:

                  "Closing Date" means, collectively, the dates of the First Closing, Interim Closing and Second Closing.

                           (b) The definition of "Closings" shall be and it is hereby amended and restated in its entirety to read as follows:

                  "Closings" means, collectively, the closings of the purchase and sale of the Securities pursuant to Section 2.1, and any reference to

                  "Closing" or "Closings" shall be construed to include the First Closing, Interim Closing and the Second Closing unless only one such closing is expressly referred to.

                           (c) The definition of "Subscription Amount" shall be and it is hereby amended and restated in its entirety to read as follows:

                  "Subscription Amount" means, as to each Purchaser, the amount set forth below such Purchaser's signature block on the signature pages hereto and next to the headings "First Closing Subscription Amount," "Interim Closing Subscription Amount" and "Second Closing Subscription Amount," in United States Dollars and in immediately available funds.

                           (d) The definition of "Warrants" shall be and it is hereby amended and restated in its entirety to read as follows:

                  "Warrants" means collectively the Common Stock purchase warrants in the form of Exhibit C delivered (i) to the Purchasers at the First Closing in accordance with Section 2.2(a) hereof, and (ii) to those Purchasers participating in the Interim Closing in accordance with Section 2.2(a) hereof, all of such Warrants shall be exercisable immediately and have a term of exercise equal to five (5) years from October 28, 2004.

                  2.2 Additional Definitions. Section 1.1 of the Securities Purchase Agreement shall be and it is hereby amended by adding the following definitions in proper alphabetical order:

                           (a) "Interim Closing" shall have the meaning ascribed to such term in Section 2.1 hereof.

                           (b) "Interim Closing Date" means the date of the Interim Closing.

                           (c) "Registration Statement Filing Date" means the date that the initial Registration Statement required to be filed by the Company pursuant to the Registration Rights Agreement is first filed by the Company with the Commission.

                  2.3 Closing.

                           (a) Section 2.1 of the Securities Purchase Agreement is hereby amended by deleting the second sentence of the initial paragraph of said Section and inserting the following sentence in lieu thereof:

                  The Closings shall take place in three stages as set forth below (respectively, the "First Closing," the "Interim Closing" and the "Second Closing").

                           (b) Section 2.1(b) of the Securities Purchase Agreement is deleted in its entirety and the following Sections 2.1(b) and 2.1(c) are inserted in lieu thereof:

                  (b) Interim Closing. The Interim Closing shall be for $400,000 aggregate principal amount of Debentures, and shall occur on or before the third (3rd) Trading Day following the Registration Statement Filing Date.

                  (c) Second Closing. The Second Closing shall be for $1,600,000 aggregate principal amount of Debentures, and shall occur on or before the fifth (5th) Trading Day following the Effective Date.

                  2.4 Deliveries.

                           (a) Section 2.2(a)(iii) of the Securities Purchase Agreement is hereby amended by adding the phrase ", Interim Closing" after the phrase "First Closing."

                           (b) Section 2.2(a)(vi) of the Securities Purchase Agreement is hereby amended by deleting "." at the end of such Section and inserting "; and" in lieu thereof.

                           (c) Section 2.2(a) of the Securities Purchase Agreement is hereby amended by adding the following new subparagraph to the end of such Section:

                  (vii) on the Interim Closing Date, a Warrant registered in the name of each Purchaser participating in the Interim Closing to purchase up to a number of shares of Common Stock equal to (1) 100% of such Purchaser's Subscription Amounts for the First Closing, Interim Closing and Second Closing divided by $0.90, less (2) the original number of shares of Common Stock covered by the Warrant delivered to such Purchaser at the First Closing pursuant to Section 2.2(a)(iii) above. All such Warrants delivered pursuant to this Section 2.2(a)(vii) shall have an exercise price equal to $1.44, subject to adjustment therein, and shall expire concurrently with the Warrants delivered at the First Closing. (For the avoidance of doubt and as an example, the following will illustrate the calculation of the number of additional shares of Common Stock to be covered by the Warrants deliverable pursuant to this
                  Section 2.2(a)(vii) to a Purchaser with an aggregate Subscription Amount of $300,000 who received a Warrant to purchase 250,000 shares of Common Stock pursuant to Section 2.2(a)(iii) in the First Closing:

                  ($300,000) $0.90) - 250,000 = 83,333 additional Warrant Shares

                  2.5 Closing Conditions.

                           (a) Section 2.3(b)(iv) of the Securities Purchase Agreement is hereby amended by adding the phrase "Interim Closing and" before the phrase "Second Closing."

                           (b) Section 2.3 of the Securities Purchase Agreement is hereby amended by renumbering Section 2.3(c) as Section 2.3(d) and by inserting the following new Section 2.3(c):

                  (c) As to the Interim Closing only, the Company shall have filed with the Commission the Registration Statement registering the resale of all of the Underlying Shares.

         Section 3. Acknowledgment and Consent of Purchasers. By execution of this Amendment, each Purchaser agrees and consents to the foregoing amendments to the Securities Purchase Agreement and the terms of the transaction evidenced thereby. Each Purchaser hereby acknowledges and confirms that pursuant to
Section 4.15 of the Securities Purchase Agreement, each Purchaser was offered the opportunity to participate in the Interim Closing and to receive the additional Warrants issuable by the Company in the Interim Closing and that the Company has satisfied its obligations under Section 4.15 as they relate to the Interim Closing.

         Section 4. Effectiveness. This Amendment shall be effective as of the date hereof upon the execution of this Amendment by the Company and each of the Purchasers.

         Section 5. Miscellaneous.

                  5.1 Reaffirmation. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Securities Purchase Agreement as set forth herein and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Securities Purchase Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Securities Purchase Agreement are ratified and confirmed and shall continue in full force and effect.

                  5.2 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws thereof.

                  5.3 Counterparts. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement, it being understood that those parties need not sign the same counterpart.

                  5.4 Parties. This Amendment is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

POWER 3 MEDICAL PRODUCTS, INC.           Address for Notice:
                                         ------------------

                                         3400 Research Forest Drive, Suite B2-3
By:      /s/ Steven B. Rash              The Woodlands, Texas  77381
         ---------------------
Name:    Steven B. Rash
Title:   Executive Officer


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGE FOR PURCHASERS FOLLOWS]

                          [PURCHASER SIGNATURE PAGES TO
                   AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    Bach Farms LLC
                          -----------------------------------------------------
Signature of Authorized Signatory of Investing Entity:    /s/ Richard H. Bach
                                                      -------------------------
Name of Authorized Signatory:     Richard H. Bach
                              -------------------------------------------------
Title of Authorized Signatory:
                               ------------------------------------------------
Email Address of Authorized Entity:
                                    -------------------------------------------

Address for Notice of Investing Entity:

Bach Farms LLC
Attn:  Richard H. Bach
258 Genessee Street, Suite 601
Utica, New York  13502

Address for Delivery of Securities for Investing Entity (if not same as above):


First Closing Subscription Amount:              $ 1,667
Interim Closing Subscription Amount:            $     0
Second Closing Subscription Amount:             $ 3,333
Warrant Shares:
      First Closing:                              4,167
      Interim Closing:                                0
Additional Investment Right:                    $ 4,167


                           [SIGNATURE PAGES CONTINUE]

                          [PURCHASER SIGNATURE PAGES TO
                   AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    Citiplatz Limited
                          ------------------------------------------------------
Signature of Authorized Signatory of Investing Entity:   /s/ Francis Webb
                                                       -------------------------
Name of Authorized Signatory:   Francis Webb
                              --------------------------------------------------
Title of Authorized Signatory:  Authorized Signatory of Corporate Secretary
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investing Entity:

12-14 Finch Road
Douglas
Isle of Man
IM991TT

Address for Delivery of Securities for Investing Entity (if not same as above):


First Closing Subscription Amount:              $  50,000
Interim Closing Subscription Amount:            $  50,000
Second Closing Subscription Amount:             $  50,000
Warrant Shares:
      First Closing:                              125,000
      Interim Closing:                             41,667
Additional Investment Right:                    $ 125,000


                           [SIGNATURE PAGES CONTINUE]

                          [PURCHASER SIGNATURE PAGES TO
                   AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    Crescent International Ltd.
                          ------------------------------------------------------
Signature of Authorized Signatory of Investing Entity:   /s/ Maxi Brezzi
                                                       -------------------------
Name of Authorized Signatory:      Maxi Brezzi
                              --------------------------------------------------
Title of Authorized Signatory:     Authorized Signatory
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investing Entity:

Crescent International Ltd.
c/o GreenLight (Switzerland) SA
84, av. Louis-Casai
CH 1216 COINTRIN
Geneva, Switzerland

Fax Number of Notice of Investing Entity:  +41 22 791 7171

Address for Delivery of Securities for Investing Entity (if not same as above):

Crescent International Ltd.
c/o GreenLight (Switzerland) SA
84, av. Louis-Casai
CH 1216 COINTRIN
Geneva, Switzerland


First Closing Subscription Amount:              $ 200,000
Interim Closing Subscription Amount:            $       0
Second Closing Subscription Amount:             $ 400,000
Warrant Shares:
      First Closing:                              500,000
      Interim Closing:                                  0
Additional Investment Right:                    $ 500,000


                           [SIGNATURE PAGES CONTINUE]

                          [PURCHASER SIGNATURE PAGES TO
                   AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    Crestview Capital Master, LLC
                          ------------------------------------------------------
Signature of Authorized Signatory of Investing Entity:    /s/ Stewart R. Flink
                                                       -------------------------
Name of Authorized Signatory:     Stewart R. Flink
                              --------------------------------------------------
Title of Authorized Signatory:    Manager
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investing Entity:

95 Revere Drive, Suite A
Northbrook, Illinois  60062

Address for Delivery of Securities for Investing Entity (if not same as above):


First Closing Subscription Amount:              $ 150,000
Interim Closing Subscription Amount:            $ 150,000
Second Closing Subscription Amount:             $ 150,000
Warrant Shares:
      First Closing:                              375,000
      Interim Closing:                            125,000
Additional Investment Right:                    $ 375,000


                           [SIGNATURE PAGES CONTINUE]

                          [PURCHASER SIGNATURE PAGES TO
                   AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    DKR SoundShore Oasis Holding Fund, Ltd.
                          ------------------------------------------------------
Signature of Authorized Signatory of Investing Entity:     /s/ Brad
                                                       -------------------------
Name of Authorized Signatory:     Brad Caswell
                              --------------------------------------------------
Title of Authorized Signatory:    Director
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investing Entity:

c/o DKR Capital Partners L.P.
1281 East Main Street
Stamford, Connecticut  06902


Address for Delivery of Securities for Investing Entity (if not same as above):

Registered Address:

18 Church Street
Skandia House
Hamilton HM11
Bermuda

First Closing Subscription Amount:              $  50,000
Interim Closing Subscription Amount:            $       0
Second Closing Subscription Amount:             $ 100,000
Warrant Shares:
      First Closing:                              125,000
      Interim Closing:                                  0
Additional Investment Right:                    $ 125,000


                           [SIGNATURE PAGES CONTINUE]

                          [PURCHASER SIGNATURE PAGES TO
                   AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    Gryphon Master Fund L.P.
                          ------------------------------------------------------
Signature of Authorized Signatory of Investing Entity:     /s/ E.B. Lyon IV
                                                       -------------------------
Name of Authorized Signatory:     E.B. Lyon IV
                              --------------------------------------------------
Title of Authorized Signatory:    Authorized Agent
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investing Entity:

100 Crescent Court, Suite 490
Dallas, Texas  75201


Address for Delivery of Securities for Investing Entity (if not same as above):


First Closing Subscription Amount:              $ 100,000
Interim Closing Subscription Amount:            $ 100,000
Second Closing Subscription Amount:             $ 100,000
Warrant Shares:
      First Closing:                              250,000
      Interim Closing:                             83,333
Additional Investment Right:                    $ 250,000


                           [SIGNATURE PAGES CONTINUE]

                          [PURCHASER SIGNATURE PAGES TO
                   AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    GSSF Master Fund, LP
                          ------------------------------------------------------
Signature of Authorized Signatory of Investing Entity:     /s/ E.B. Lyon IV
                                                       -------------------------
Name of Authorized Signatory:     E.B. Lyon IV
                              --------------------------------------------------
Title of Authorized Signatory:    Authorized Agent
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investing Entity:

100 Crescent Court, Suite 490
Dallas, Texas  75201


Address for Delivery of Securities for Investing Entity (if not same as above):


First Closing Subscription Amount:              $ 100,000
Interim Closing Subscription Amount:            $ 100,000
Second Closing Subscription Amount:             $ 100,000
Warrant Shares:
      First Closing:                              250,000
      Interim Closing:                             83,333
Additional Investment Right:                    $ 250,000


                           [SIGNATURE PAGES CONTINUE]

                          [PURCHASER SIGNATURE PAGES TO
                   AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    Mohawk Funding
                          ------------------------------------------------------
Signature of Authorized Signatory of Investing Entity:    /s/ Richard H. Bach
                                                       -------------------------
Name of Authorized Signatory:     Richard H. Bach
                              --------------------------------------------------
Title of Authorized Signatory:    Manager Member
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investing Entity:


Address for Delivery of Securities for Investing Entity (if not same as above):


First Closing Subscription Amount:              $ 10,000
Interim Closing Subscription Amount:            $      0
Second Closing Subscription Amount:             $ 20,000
Warrant Shares:
      First Closing:                              25,000
      Interim Closing:                                 0
Additional Investment Right:                    $ 25,000


                           [SIGNATURE PAGES CONTINUE]

                          [PURCHASER SIGNATURE PAGES TO
                   AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    Richard Molinsky
                          ------------------------------------------------------
Signature of Authorized Signatory of Investing Entity:   /s/ Richard Molinsky
                                                       -------------------------
Name of Authorized Signatory:     Richard Molinsky
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investing Entity:

51 Lordes Hwy E.
Weston, CT  06883


Address for Delivery of Securities for Investing Entity (if not same as above):


First Closing Subscription Amount:              $ 30,000
Interim Closing Subscription Amount:            $      0
Second Closing Subscription Amount:             $ 60,000
Warrant Shares:
      First Closing:                              75,000
      Interim Closing:                                 0
Additional Investment Right:                    $ 75,000


                           [SIGNATURE PAGES CONTINUE]

                          [PURCHASER SIGNATURE PAGES TO
                   AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    Omicron Master Trust
                          ------------------------------------------------------
Signature of Authorized Signatory of Investing Entity:    /s/ Brian Daly*
                                                       -------------------------
Name of Authorized Signatory:     Bruce Bernstein
                              --------------------------------------------------
Title of Authorized Signatory:    Managing Partner
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investing Entity:

650 Fifth Ave., 24th Fl.                        *By Omicron Master Trust
New York, NY  10019                              By Omicron Capital, LP, advisor
Attn:  Brian Daly                                By Omicron Capital, Inc. - GP
Telephone:  212.258.2302                         By Brian Daly - CFO
Fax:  212.258.2315                                  on behalf of Bruce Bernstein


Address for Delivery of Securities for Investing Entity (if not same as above):


First Closing Subscription Amount:              $ 100,000
Interim Closing Subscription Amount:            $       0
Second Closing Subscription Amount:             $ 200,000
Warrant Shares:
      First Closing:                              250,000
      Interim Closing:                                  0
Additional Investment Right:                    $ 250,000


                           [SIGNATURE PAGES CONTINUE]

                          [PURCHASER SIGNATURE PAGES TO
                   AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    Otape Investments LLC
                          ------------------------------------------------------
Signature of Authorized Signatory of Investing Entity:   /s/ Richard M. Cayne
                                                       -------------------------
Name of Authorized Signatory:     Richard M. Cayne
                              --------------------------------------------------
Title of Authorized Signatory:    General Counsel
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investing Entity:

1 Manhattanville Rd.
Purchase, NY  10577


Address for Delivery of Securities for Investing Entity (if not same as above):


First Closing Subscription Amount:              $ 100,000
Interim Closing Subscription Amount:            $       0
Second Closing Subscription Amount:             $ 200,000
Warrant Shares:
      First Closing:                              250,000
      Interim Closing:                                  0
Additional Investment Right:                    $ 250,000


                           [SIGNATURE PAGES CONTINUE]

                          [PURCHASER SIGNATURE PAGES TO
                   AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    Platinum Partners Value Arbitrage Fund L.P.
                          ------------------------------------------------------
Signature of Authorized Signatory of Investing Entity:   /s/ Mark Nordlicht
                                                       -------------------------
Name of Authorized Signatory:     Mark Nordlicht
                              --------------------------------------------------
Title of Authorized Signatory:    Managing Director
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investing Entity:

152 W. 57th St., 54th Fl.
New York, NY  10019-3310


Address for Delivery of Securities for Investing Entity (if not same as above):


First Closing Subscription Amount:              $  83,333
Interim Closing Subscription Amount:            $       0
Second Closing Subscription Amount:             $ 166,667
Warrant Shares:
      First Closing:                              208,333
      Interim Closing:                                  0
Additional Investment Right:                    $ 208,333


                           [SIGNATURE PAGES CONTINUE]

                          [PURCHASER SIGNATURE PAGES TO
                   AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity:    Sage Capital Investments Limited
                          ------------------------------------------------------
Signature of Authorized Signatory of Investing Entity:   /s/ Anthony Thompson
                                                       -------------------------
Name of Authorized Signatory:     Anthony Thompson
                              --------------------------------------------------
Title of Authorized Signatory:      Secretary
                               -------------------------------------------------
Email Address of Authorized Entity:
                                    --------------------------------------------

Address for Notice of Investing Entity:

P. O. Box N-4826 (For regular mail)
Nassau, Bahamas


Address for Delivery of Securities for Investing Entity (if not same as above):


First Closing Subscription Amount:              $ 25,000
Interim Closing Subscription Amount:            $      0
Second Closing Subscription Amount:             $ 50,000
Warrant Shares:
      First Closing:                              62,500
      Interim Closing:                                 0
Additional Investment Right:                    $ 62,500


                           [SIGNATURE PAGES CONTINUE]